UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

COSI, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50052	06-1393745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Lake Cook Road
Suite 600
Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 597-8800
___________________________________

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.08	Shareholder Director Nominations

Cosi Inc. (the “Company”) has postponed the date of its Annual Meeting of Stockholders, which was originally scheduled for May 20, 2014.  The Company’s 2014 Annual Meeting of Stockholders has been rescheduled for June 24, 2014.  The Company has also established May 20, 2014 as the record date for determining stockholders entitled to notice and to vote at the Annual Meeting.  Because the Annual Meeting will be held more than 30 days subsequent to the one-year anniversary of the 2013 Annual Meeting of Stockholders, any qualified stockholder proposal or qualified stockholder nomination is due to the Company no later than May 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COSI, INC.

Dated: May 14, 2014	By:	/s/ William Koziel
Name: William Koziel
Title: Chief Financial Officer